UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2025

INSMED INCORPORATED
(Exact name of registrant as specified in its charter)

Virginia	000-30739	54-1972729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 US Highway 202/206 Bridgewater, New Jersey	08807 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (908) 977-9900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	INSM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2025, J. Drayton Wise notified Insmed Incorporated (the “Company”) of his decision to resign from his position as the Company’s Chief Commercial Officer for personal and medical reasons, effective immediately. Mr. Wise’s resignation was not related to the Company’s financial or operating results or to any disagreements or concerns between Mr. Wise and the Company regarding the Company’s operations, policies, or practices.

Mr. Wise will continue to provide consulting services to the Company following his resignation as described in the consulting agreement entered into between Mr. Wise and the Company on April 16, 2025 (the “Consulting Agreement”). Mr. Wise will be reasonably available to provide consulting services to the Company until December 31, 2025 (the “Initial Consulting Period”), subject to automatic extension for two three-month periods unless the Consulting Agreement is terminated by mutual agreement of Mr. Wise and the Company (each such additional period, an “Extension Period” and together with the Initial Consulting Period, the “Consulting Period”).

Pursuant to and conditioned upon Mr. Wise’s compliance with the Consulting Agreement, (a) Mr. Wise will receive a consulting fee of $30,000 per month during the Initial Consulting Period, (b) Mr. Wise will receive a consulting fee of $20,000 per month during each Extension Period, and (c) Mr. Wise’s outstanding equity awards will continue to vest during the Consulting Period. In accordance with the Company’s equity incentive plans and Mr. Wise’s grant agreements, his stock options will continue to be exercisable, to the extent vested, until the earlier of the three months following the last day of his service relationship with the Company and the original 10-year expiration date for such vested options.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2025	INSMED INCORPORATED

	By:	/s/ Michael A. Smith
	Name:	Michael A. Smith
	Title:	Chief Legal Officer and Corporate Secretary